WARRANT AMENDMENT AGREEMENT

This Warrant Amendment Agreement (the “Agreement”) is by and among The Alkaline Water Company Inc., a Nevada corporation (the “Company”) and the undersigned holder of common stock purchase warrants (“Existing Warrants”) of the Company (the “Holder”) issued on March 4, 2016.

WHEREAS:

A.                  The Holder currently holds the Existing Warrants as set forth on the Holder’s signature page attached hereto; and

B.                  The Holder wishes to exercise all of the Existing Warrants held by the Holder immediately in consideration for the issuance of new common stock purchase warrants of the Company (“New Warrants”) to the Holder pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

NOW THEREFORE IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Holder and the Company agree as follows:

ARTICLE I
EXERCISE OF WARRANTS,
AMENDMENTS AND OTHER AGREEMENTS

Section 1.1                  Exercise of Existing Warrants. The Holder hereby agrees to exercise all of the Holder’s Existing Warrants (the “Exercised Warrants”), as set forth on the Holder’s signature page attached hereto, pursuant to the terms of the Existing Warrants. At the Closing (as defined below), the Holder shall deliver the aggregate cash exercise price for such Exercised Warrants to the bank account designated in writing by the Company. This Agreement shall act as a duly executed Notice of Exercise and no additional notice shall be required by the Holder for the exercise of the Exercised Warrants. At the Closing, the Company shall issue to the Holder the shares underlying the Exercised Warrants (the “Existing Warrant Shares”) registered in the name and address set forth on the Holder’s signature page hereto. At the Closing, the Company shall ensure that there is an effective registration statement filed by the Company under the Securities Act registering such Existing Warrant Shares for sale to the Holder by the Company.

Section 1.2                  Issuance of New Warrants. The Holder shall be issued New Warrants in the form of the Existing Warrants to purchase up to a number of shares of common stock of the Company (the “Common Stock”) equal to the number of Exercised Warrants provided that (i) the exercise price thereunder shall be US$0.60 per share, subject to adjustment therein, (ii) the expiry date of the New Warrants shall be eighteen months following the Closing Date (as defined below) and (iii) the New Warrants shall be non-transferable. The shares of Common Stock underlying the New Warrants shall be referred to herein as the “New Warrant Shares”. The closing of the exercise of the Existing Warrants and other transactions contemplated hereunder shall be referred to as the “Closing”. The date of the Closing shall be referred to as the “Closing Date”. Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to file a registration statement registering the New Warrants or New Warrant Shares for sale or resale under the Securities Act.

Section 1.3                  Resale Restrictions. The Holder acknowledges and agrees that any resale of the New Warrants and underlying New Warrant Shares (together, the “New Securities”) will be subject to resale restrictions contained in or required by the securities laws applicable to the Holder or proposed transferee. The Holder hereby acknowledges and agrees that a legend may be placed on the certificates representing the New Securities to the effect that the New Securities represented by such certificates are subject to resale restrictions contained in or required by the securities laws applicable to the Holder or proposed transferee. The Holder hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1                  Representations and Warranties of the Company. The Company hereby make the representations and warranties set forth below to the Holder that as of the date of its execution of this Agreement:

(a)                   Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Company and no further action is required by such Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)                  No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c)                  Organization; Capitalization. The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Nevada.

(d)                  Issuance of the New Warrants. The New Warrants are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The New Warrant Shares underlying the New Warrants, when issued in accordance with the terms of the New Warrants, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Company has reserved from its duly authorized capital stock the maximum number of shares issuable pursuant to this Agreement and the Existing Warrants.

Section 2.2                  Representations and Warranties of the Holder. The Holder hereby makes the representations and warranties set forth below to the Company that as of the date of its execution of this Agreement:

(a)                  Due Authorization. The Holder represents and warrants that (i) the execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on its behalf and (ii) this Agreement has been duly executed and delivered by the Holder and constitutes the valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

(b)                  No Conflicts. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Holder’s organizational or charter documents, or (ii) conflict with or result in a violation of any agreement, law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority which would interfere with the ability of the Holder to perform its obligations under this Agreement.

(c)                  Own Account. The Holder understands that the New Securities, when issued, will be “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the New Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such New Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Holder’s right to sell the New Warrant Shares in compliance with applicable federal and state securities laws).

(d)                  Purchaser Status. The Holder is not in the United States, is not a U.S. Person, is not acquiring the New Securities for the account or benefit of a U.S. Person, did not receive the offer to buy the New Securities while in the United States and it (or its authorized signatory) was outside of the United States at the time this Agreement was executed. The Holder agrees that offers and sales of any of the New Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the Securities Act or pursuant to an exemption therefrom, and all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom, and in each case only in accordance with applicable securities laws. The Holder is not acquiring the New Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the New Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the sale of any such securities. The Holder agrees that hedging transactions involving any of the securities may not be conducted unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable securities laws.

(e)                  General Solicitation. The Holder is not entering into this Agreement as a result of any advertisement, article, notice or other communication regarding the transactions contemplated hereunder published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE III
MISCELLANEOUS

Section 3.1                  Survival. All warranties and representations (as of the date such warranties and representations were made) made herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the exercise of the Existing Warrants and the issuance of the New Securities. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided however that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto.

Section 3.2                  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or other means of electronic communication capable of producing a printed copy, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature were an original thereof.

Section 3.3                  Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

Section 3.4                  Governing Law. This Agreement and all claims arising out of or relating to this Agreement are governed exclusively by the laws of the State of Nevada and the federal laws of the United States applicable therein. The Holder, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom the Holder is acting, irrevocably attorns to the jurisdiction of the courts of the State of Arizona.

Section 3.4                  Entire Agreement. The Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 3.5                  Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 3.6                  Termination. This Agreement may be terminated by the Holder, as to such Holder’s obligations hereunder, by written notice to the other parties, if the Closing has not been consummated on or before January 31, 2018.

Section 3.7                  Fees and Expenses. Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of the Existing Warrant Shares, the New Warrants or the New Warrant Shares.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its authorized signatory as of the _____day of _________________________, 20____.

THE ALKALINE WATER COMPANY INC.

By: ______________________________________________________
Name:
Title:

[HOLDER SIGNATURE PAGES TO
WARRANT AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has duly executed this Agreement, or if the undersigned is not an individual, has caused this Agreement to be duly executed by its authorized signatory, as of the date that the Company has caused this Agreement to be duly executed by its authorized signatory, as indicated above.

Name of Holder: _____________________________________________________________________________________________________________________
Signature of Holder: __________________________________________________________________________________________________________________
Signature of Authorized Signatory of Holder: _______________________________________________________________________________________________
Name of Authorized Signatory: __________________________________________________________________________________________________________
Title of Authorized Signatory: ___________________________________________________________________________________________________________
Email Address of Holder: _______________________________________________________________________________________________________________

Registration Name and Address for Existing Warrant Shares and New Warrants:
__________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________

Tax ID#: ____________

Address for Delivery of Certificates representing Existing Warrant Shares and New Warrants for Holder (if not same as above):
__________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________

Number of Existing Warrants Being Exercised: ______________

Aggregate Exercise Price (@ US$0.50 per Existing Warrant Share): US$ ______________

New Warrants (100% of Existing Warrants Being Exercised): _________________